                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     /X/ Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              PITTWAY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                              PITTWAY CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

PITTWAY CORPORATION LOGO
200 South Wacker Drive
Chicago, Illinois 60606-5802

------------------------------------------

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 9, 1996
------------------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Pittway Corporation will be held on Thursday, May 9, 1996 at 9:30 A.M., local time, at the Seven Continents Skybird Meeting Center, Rotunda Building, O'Hare International Airport, Chicago, Illinois, for the following purposes:

1.  To elect directors for the ensuing year.

2. To act upon a proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock from 24,000,000 to 36,000,000 shares and the Company's authorized Common Stock from 30,000,000 shares to 42,000,000 shares.

3. To act upon a proposal of the Board of Directors to approve a 1996 Director Stock Option Plan.

4. To act upon a proposal of the Board of Directors to approve the business criteria for certain annual bonuses for the Company's chief executive officer.

5. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on March 29, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's principal executive offices, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope.

BECAUSE TWO CLASSES OF STOCK OF THE COMPANY ARE OUTSTANDING, A SEPARATE FORM OF PROXY HAS BEEN PREPARED WITH RESPECT TO EACH CLASS OF STOCK: A WHITE PROXY WHICH RELATES TO THE COMPANY'S COMMON STOCK AND A BLUE PROXY WHICH RELATES TO THE COMPANY'S CLASS A STOCK. STOCKHOLDERS WHO OWN OF RECORD SHARES OF ONLY ONE CLASS ARE BEING FURNISHED ONLY WITH THE PROXY RELATING TO THAT CLASS. STOCKHOLDERS WHO OWN OF RECORD SHARES OF BOTH CLASSES ARE BEING FURNISHED WITH BOTH PROXIES (IN SEPARATE MAILINGS, EACH OF WHICH ALSO INCLUDES A COPY OF THIS NOTICE AND THE PROXY STATEMENT). STOCKHOLDERS WHO RECEIVE BOTH PROXIES MUST COMPLETE, SIGN AND RETURN BOTH PROXIES IN ORDER FOR THE SHARES OF BOTH CLASSES TO BE VOTED BY PROXY.

                                     By Order of the Board of Directors

                                     JAMES F. VONDRAK
                                     Secretary

Chicago, Illinois
April 4, 1996

PITTWAY CORPORATION LOGO

------------------------------------------

PROXY STATEMENT
------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Pittway Corporation (herein called the "Company") of proxies for use at the annual meeting of stockholders to be held on Thursday, May 9, 1996 and at any postponement or adjournment thereof. All shares of Common Stock and Class A Stock entitled to vote at the annual meeting which are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in the election of directors as described under "Election of Directors", will be voted FOR approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, increasing the Company's authorized Class A Stock and Common Stock, will be voted FOR approval of the Director Stock Option Plan, will be voted FOR approval of the business criteria for certain annual bonuses for the Company's chief executive officer and as to any other matters that may properly be presented to the meeting will be voted as described under "Other Matters." Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Proxy statements and proxies are being mailed to stockholders on or about April 4, 1996. The mailing address of the principal executive offices of the Company is 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

The Company, a Delaware corporation, was formerly named Standard Shares, Inc. The Company changed its name to Pittway Corporation in connection with the December 28, 1989 merger (the "Merger") into the Company of Pittway Corporation, a Pennsylvania corporation ("Pennsylvania Pittway") 50.1% of which was owned by the Company.

The Company had outstanding on March 29, 1996, the record date for the annual meeting, 3,938,832 shares of Common Stock and 16,973,313 shares of Class A Stock. Both classes of stock are traded on the American Stock Exchange. Such numbers of shares, and all other numbers of shares (except where the context indicates otherwise) and exercise or base prices of options and SARs set forth in this Proxy Statement, give effect to the three-for-two stock split of the Common Stock and Class A Stock effected in the form of a 50% stock dividend paid on March 1, 1996 to holders of record at the close of business on February 14, 1996.

Pursuant to the Company's Restated Certificate of Incorporation, as amended, prior to the Change of Control Date (as defined therein) generally the holders of Class A Stock voting as a class are entitled to elect such number of directors, but not less than two, as equal 25% of the total number of directors constituting the full Board of Directors and the holders of Common Stock voting as a class are entitled to elect the remaining directors, and with respect to all other matters voted upon by the stockholders of the Company, the holders of Common Stock are entitled to one vote per share of Common Stock and the holders of Class A Stock are entitled to one-tenth of one vote per share of Class A Stock.

Subject to certain exceptions, the "Change of Control Date" is defined as the first date on which the shares of Harris Group Stock (as defined below) are entitled to cast fewer than 2,244,165 votes (counting the Class A

Stock as entitled to cast one-tenth of one vote per share for this purpose). "Harris Group Stock" means, at any point in time, shares of Common Stock and Class A Stock which, at such time, any member of the "Harris Group" (as defined below), either alone or in combination with any other member or members of the Harris Group, directly or indirectly beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as such Rule was in effect and interpreted at 5:00 P.M. Central Standard Time on December 28, 1989), without taking into account any shares of Common Stock acquired by any member of the Harris Group subsequent to May 31, 1989 in excess of shares of Common Stock disposed of by members of the Harris Group subsequent to such date. The "Harris Group" means Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons, and executors of estates of such persons. Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

So long as the Change of Control Date does not occur prior to the annual meeting (which the Company believes to be a reasonable assumption), at the meeting the holders of Class A Stock voting as a class will be entitled to elect three directors, the holders of Common Stock voting as a class will be entitled to elect nine directors, and the holders of Common Stock will be entitled to one vote per share of Common Stock and the holders of Class A Stock to one-tenth of one vote per share of Class A Stock with respect to the proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock and Common Stock, the proposal of the Board of Directors to approve a 1996 Director Stock Option Plan, the proposal of the Board of Directors to approve the business criteria for certain annual bonuses for the Company's chief executive officer and any other business as may properly be brought before the meeting.

Under the Company's By-Laws, attendance at the meeting in person or by proxy by the holders of Class A Stock entitled to cast at least a majority of the votes which the Class A Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Class A Stock, attendance at the meeting in person or by proxy by the holders of Common Stock entitled to cast at least a majority of the votes which the Common Stock is entitled to cast at the meeting is required in order to establish a quorum for the purpose of electing the directors to be elected by the Common Stock, and attendance at the meeting in person or by proxy by the holders of Common Stock and Class A Stock entitled to cast at least a majority of the votes which such stock is entitled to cast at the meeting on matters other than the election of directors is required in order to establish a quorum for the purpose of considering the proposal of the Board of Directors to amend the Company's Restated Certificate of Incorporation, as amended, to increase the Company's authorized Class A Stock and Common Stock, the proposal of the Board of Directors to approve a 1996 Director Stock Option Plan, the proposal of the Board of Directors to approve the business criteria for certain annual bonuses for the Company's chief executive officer and any other business.

Pursuant to Delaware law, shares entitled to cast votes on a matter at the meeting which are the subject of an ABSTAIN on that matter will be treated for all purposes relevant to that matter as being present at the meeting and entitled to vote and thus will have the same effect as a vote of such shares against that matter. Shares entitled to cast votes on a matter at the meeting which are the subject of a broker non-vote on that matter will be treated for quorum purposes relevant to that matter as being present at the meeting and entitled to vote but will not be so treated in determining whether a majority or other required percentage of the "shares present and entitled to vote" on that matter has been obtained.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) as of March 29, 1996 of Common Stock and Class A Stock by (a) the persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock or Class A Stock, (b) each director of the Company, (c) each of the executive officers of the Company listed in the Summary Compensation Table, (d) all directors and executive officers of the Company as a group, and (e) the current members of the Harris Group. The information set forth in the table as to directors and executive officers is based upon information furnished to the Company by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Pittway Corporation, 200 South Wacker Drive, Suite 700, Chicago, Illinois 60606-5802.

                                                                                                      PERCENT OF
                                                                                                      OUTSTANDING
                                          NUMBER OF     PERCENT OF     NUMBER OF     PERCENT OF        VOTES ON
                                          SHARES OF    OUTSTANDING     SHARES OF     OUTSTANDING     MATTERS OTHER
                                           COMMON       SHARES OF       CLASS A       SHARES OF      THAN ELECTION
                 NAME                     STOCK(1)     COMMON STOCK    STOCK(1)     CLASS A STOCK    OF DIRECTORS
---------------------------------------   ---------    ------------    ---------    -------------    -------------
William Harris Investors, Inc.(2)(3)...   1,225,885        31.1%       1,781,497         10.5%            24.9%
  2 North LaSalle Street
  Suite 400
  Chicago, Illinois 60602
Mario J. Gabelli et al.(4).............     729,300        18.5        3,834,130         22.6             19.7
  One Corporate Center
  Rye, New York 10580
Janus Capital Corporation(5)...........        None          --        1,246,821          7.3              2.2
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206
American National Bank and Trust
  Company of Chicago(6)................     340,560         8.6          368,080          2.2              6.7
  33 North LaSalle Street
  Chicago, Illinois 60590
Katherine Harris(3)(7).................     425,738        10.8          615,033          3.6              8.6
Roberta Harris(3)(8)...................     200,700         5.1          226,590          1.3              4.0
Jack Polsky(3)(9)......................     441,312        11.2          708,833          4.2              9.1
Boardman Lloyd(3)(8)...................     200,700         5.1          226,590          1.3
Irving B. Harris(3)(10)................   1,225,880        31.1        1,781,486         10.5             24.9
King Harris(3)(11)(20).................     549,909        14.0          916,043          5.4             11.4
Neison Harris(3)(12)...................     412,728        10.5          712,033          4.2              8.6
Sidney Barrows(3)(13)..................      38,541         1.0           62,821           .4               .8
William W. Harris(3)(14)...............   1,225,880        31.1        1,781,486         10.5             24.9
Eugene L. Barnett(15)..................         600           *              978            *                *
Fred Conforti(16)(20)..................       3,900          .1           69,068           .4               .2
E. David Coolidge III..................        None          --            7,500            *                *
Anthony Downs..........................       1,650           *            7,189            *                *
Leo A. Guthart(17)(20).................        None          --           89,428           .5               .2
Jerome Kahn, Jr.(3)(18)................   1,226,150        31.1        1,781,925         10.5             24.9
Sal F. Marino(20)......................        None          --           50,023           .3               .1
Leo F. Mullin..........................         750           *             None           --                *
Daniel J. Ramella(19)..................        None          --           23,463           .1                *
All Directors and Executive Officers of
  the Company as a group (18
  persons)(20)(21).....................   2,088,159        53.0        3,535,768         20.8             43.3
The Current Harris Group(3)............   2,077,989        52.8        3,228,926         19.0             42.6

------------
  * Less than one-tenth of one percent

 (1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.

 (2) The information as to William Harris Investors, Inc. ("WHI") is derived in part from statements, as amended February 12, 1996, filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(g) of the Exchange Act. Such statements, together with advice furnished to the Company separately by WHI, disclose that (i) WHI, an investment adviser registered under the Investment Advisers Act of 1940, holds all such shares on behalf, and in terminable discretionary accounts, of Irving
     B. Harris, William W. Harris, Sidney Barrows and certain other members of the Harris Group, (ii) WHI shares voting power with such persons, and has sole dispositive power, with respect to all such shares, (iii) Irving B. Harris and his children (including William W. Harris) are the sole stockholders, and Irving B. Harris and William W. Harris are the controlling stockholders, of WHI and (iv) Irving B. Harris, William W. Harris and Jerome Kahn, Jr. are, respectively, the Chairman, the President and a Vice President of WHI.

 (3) The information as to the Current Harris Group (as defined below), Katherine Harris, Roberta Harris, Jack Polsky, Boardman Lloyd, Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris is derived in part from statements, as amended January 15, 1990, filed with the Commission pursuant to Section 13(d) of the Exchange Act and statements, as amended November 15, 1991, filed with the Commission pursuant to such Section. Such statements were filed on behalf of such persons as well as those other persons and entities who are currently members of the Harris Group beneficially owning, directly or indirectly, shares of Common Stock or Class A Stock (collectively referred to as the "Current Harris Group"). Such statements disclose that, because of the relationships among members of the Current Harris Group, such persons may be deemed to be a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder. Jerome Kahn, Jr. may also be deemed to be a member of any such group. Irving B. Harris, King Harris, Neison Harris, Sidney Barrows, William W. Harris and Jerome Kahn, Jr. may be deemed in control of the Company by reason of beneficial ownership of stock of the Company by themselves and other members of the Current Harris Group and by reason of their positions with the Company and its subsidiaries. The aggregate number of outstanding shares which may be deemed to be beneficially owned by the Current Harris Group includes all the shares shown in this table for WHI, Katherine Harris, Roberta Harris, Jack Polsky, Boardman Lloyd, Irving B. Harris, King Harris, Neison Harris, Sidney Barrows and William W. Harris and the shares referred to in note (6) for the American National Bank and Trust Company of Chicago. Total excludes duplication of shares within the Current Harris Group. Addition of the shares beneficially owned by Jerome Kahn, Jr. separate from WHI would not affect the percentages of outstanding shares or outstanding votes shown for the Current Harris Group.

 (4) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from statements, as amended July 13, 1995 and March 6, 1996, filed with the Commission pursuant to Section 13(d) of the Exchange Act. Such statements disclose that (i) Mr. Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners (unless the aggregate voting interest of all such entities exceeds 25% of the Company's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain of 240,600 shares of Common Stock and 1,000,500 shares of Class A Stock) except 62,700 shares of Common Stock and 332,264 shares of Class A Stock as to which they have no voting power.

 (5) The information as to Janus Capital Corporation ("Janus") is derived from a statement dated February 13, 1996 filed with the Commission pursuant to
     Section 13(g) of the Exchange Act. Such statement discloses that (i) Thomas
     H. Bailey is President and Chairman of the Board of Janus, owns approximately 12.2% of Janus and may be deemed to exercise control over Janus, (ii) Janus is deemed to have beneficial ownership of all 1,246,821 shares, (iii) Janus and Mr. Bailey share voting and dispositive power with respect to such shares, (iv) all such shares are held by managed portfolios to which Janus is an investment advisor or sub-advisor and (v) Mr. Bailey disclaims beneficial ownership of such shares.

 (6) The information as to American National Bank and Trust Company of Chicago ("ANB") is derived in part from a statement dated February 12, 1996 filed with the Commission pursuant to Section 13(g) of the Exchange Act. ANB has advised the Company that (i) ANB is the beneficial owner of 257,844 of such shares of Common Stock and 331,308 of such shares of Class A Stock as co-trustee of trusts created by Neison Harris, (ii) ANB has no voting power with respect to such shares and shares dispositive power with its co-trustees, King Harris and another member of the Current Harris Group, and (iii) ANB is a wholly-owned subsidiary of First Chicago NBD Corporation.

 (7) Consists of shares held as co-trustee of trusts created by members of the Current Harris Group. Ms. Harris shares with other members of the Current Harris Group the power to vote and dispose of such shares.

 (8) Consists of shares held by Ms. Harris and Mr. Lloyd as co-trustees of a trust created by a member of the Current Harris Group. They share with other members of the Current Harris Group the power to vote and dispose of such shares.

 (9) Includes 439,958 shares of Common Stock and 706,627 shares of Class A Stock held as co-trustee of trusts created by members of the Current Harris Group. Mr. Polsky shares with other members of the Current Harris Group the power to vote and dispose of such shares.

(10) Consists of the shares held by WHI (of which Irving B. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

(11) King Harris shares the power to vote and dispose of 533,274 of such shares of Common Stock and 850,780 of such shares of Class A Stock. Includes 15,375 shares of Class A Stock which Mr. Harris has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

(12) Neison Harris shares the power to vote and dispose of 158,988 of such shares of Common Stock and 314,961 of such shares of Class A Stock. He also shares with another member of the Current Harris Group the power to dispose of, but not vote, an additional 45,750 shares of Common Stock and 58,050 shares of Class A Stock.

(13) Does not include 121,800 shares of Common Stock and 198,534 shares of Class A Stock owned by Mr. Barrows' wife, as to which shares he disclaims beneficial ownership. Includes 13,491 shares of Common Stock and 21,990 shares of Class A Stock held by WHI for the account of Mr. Barrows. As set forth in note (2), the voting power of such shares is shared by WHI with Mr. Barrows and WHI has sole dispositive power with respect to such shares. Mr. Barrows shares the power to vote and dispose of the shares not held by WHI.

(14) Consists of the shares held by WHI (of which William W. Harris is a controlling stockholder), certain of which are held by WHI for the account of Mr. Harris or would otherwise be deemed beneficially owned by him without regard to WHI. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

(15) Eugene Barnett shares power to vote and dispose of all such shares

(16) Does not include 9,000 shares of Class A Stock owned by Mr. Conforti's wife, as to which shares he disclaims beneficial ownership. Includes 43,435 shares of Class A Stock as to which he shares voting and dispositive power.

(17) Includes 28,408 shares of Class A Stock as to which Mr. Guthart shares voting and dispositive power.

(18) Includes the shares held by WHI, with respect to which Mr. Kahn acts as portfolio manager, and 270 shares of Common Stock and 439 shares of Class A Stock held by Mr. Kahn. As set forth in note (2), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

(19) Mr. Ramella shares power to vote and dispose of 23,022 of such shares. Includes 12,300 shares of Class A Stock which Mr. Ramella has the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan.

(20) Includes shares of Class A Stock beneficially owned as of December 31, 1995 through participation in the Company's salary reduction plan (such date being the most recent date for which information regarding account balances under such plan is available).

(21) Includes 1,638,435 shares of Common Stock and 2,468,805 shares of Class A Stock as to which voting power is shared other than with directors and executive officers of the Company and 513,426 shares of Common Stock and 827,716 shares of Class A Stock as to which dispositive power is so shared. Includes 30,750 shares of Class A Stock which executive officers of the Company have the right to acquire within 60 days through the exercise of options awarded under the Company's 1990 Stock Awards Plan. Total excludes duplication of shares within such group.

ELECTION OF DIRECTORS

Twelve directors are to be elected to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified. Three of such directors are to be elected by the Class A Stock voting as a class and the remaining nine directors are to be elected by the Common Stock voting as a class. The directors to be elected by a particular class will be elected by plurality of the votes cast FOR directors of such class. Except to the extent that stockholders voting in a particular class indicate otherwise on their proxies solicited by the Company's Board of Directors relating to such class, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election by such class (all of whom are now serving as directors elected by -- or, in the case of Leo F. Mullin, elected by directors who were elected by -- such class), provided that if any of the nominees for election by such class shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion or, so long as such action does not conflict with the provisions of the Company's Restated Certificate of Incorporation, as amended, relating to the proportion of directors to be elected by the Class A Stock, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

NOMINEES FOR ELECTION BY THE HOLDERS OF CLASS A STOCK

                                                DIRECTOR                       PRINCIPAL OCCUPATION
                   NOMINEE                       SINCE      AGE                  AND DIRECTORSHIPS
---------------------------------------------   --------    ---    ---------------------------------------------
Eugene L. Barnett(A).........................    1980       68     Retired; Consultant (March 1991 to April
                                                                     1993) to, Chairman and Chief Executive
                                                                     Officer (1976 to 1991) of, The Brand
                                                                     Companies, Inc. (specialty contractor);
                                                                     Vice President of the Company (1979 to
                                                                     1993); Director, AptarGroup, Inc.
                                                                     (specialty packaging components
                                                                     manufacturer) and National Service
                                                                     Corporation (specialty contractor)
E. David Coolidge III(A)(N)..................    1994       52     Chief Executive Officer (since January 1996),
                                                                     Managing Partner (1995), Manager, Corporate
                                                                     Finance Department (1977 to 1995) of
                                                                     William Blair & Company L.L.C. (investment
                                                                     banker)

                                                DIRECTOR                       PRINCIPAL OCCUPATION
                   NOMINEE                       SINCE      AGE                  AND DIRECTORSHIPS
---------------------------------------------   --------    ---    ---------------------------------------------
Anthony Downs(A)(C)..........................    1971       65     Senior Fellow (since prior to 1991) of
                                                                     Brookings Institution (non-profit social
                                                                     policy research center); Consultant (since
                                                                     1991); Director, Bedford Properties, Inc.
                                                                     (real estate investment trust), General
                                                                     Growth Properties, Inc. (real estate
                                                                     investment trust) and Massachusetts Mutual
                                                                     Life Insurance Corporation (insurance
                                                                     company)

NOMINEES FOR ELECTION BY THE HOLDERS OF COMMON STOCK

                                               DIRECTOR                       PRINCIPAL OCCUPATION
                  NOMINEE                       SINCE      AGE                 AND DIRECTORSHIPS
--------------------------------------------   --------    ---    --------------------------------------------
Sidney Barrows(E)+..........................     1963      77     Of counsel (since January 1994) to,
                                                                    shareholder (prior to 1994) in, law firm
                                                                    of Leonard, Street and Deinard,
                                                                    Minneapolis, Minnesota; Vice Chairman of
                                                                    the Board of the Company (since the
                                                                    Merger); Vice President of the Company
                                                                    (1963 to the Merger); Treasurer of the
                                                                    Company (1974 to the Merger)
Fred Conforti...............................     The       54     President of Pittway Systems Technology
                                               Merger*              Group (division of Pennsylvania Pittway
                                                                    until the Merger, division of the Company
                                                                    since the Merger); Vice President of the
                                                                    Company (since the Merger); Vice President
                                                                    of Pennsylvania Pittway (1977 to the
                                                                    Merger)
Leo A. Guthart(E)...........................     1980      58     Chairman and Chief Executive Officer of
                                                                    Ademco Security Group (division of
                                                                    Pennsylvania Pittway until the Merger,
                                                                    division of the Company since the Merger);
                                                                    Vice Chairman of the Board of the Company
                                                                    (since the Merger) and of Pennsylvania
                                                                    Pittway (1984 to the Merger); Director,
                                                                    AptarGroup, Inc. (specialty packaging
                                                                    components manufacturer) and Chairman of
                                                                    the Board and Director, Cylink Corporation
                                                                    (commercial data encryption/wireless
                                                                    communication company); Trustee, Acorn
                                                                    Investment Trust (mutual funds)

                                               DIRECTOR                       PRINCIPAL OCCUPATION
                  NOMINEE                       SINCE      AGE                 AND DIRECTORSHIPS
--------------------------------------------   --------    ---    --------------------------------------------
Irving B. Harris(E)+........................     1953      85     Chairman of the Executive Committee of the
                                                                    Company (since the Merger); President of
                                                                    the Company (1964 to the Merger); Chairman
                                                                    of the Executive Committee of Pennsylvania
                                                                    Pittway (1984 to the Merger); Chairman of
                                                                    the Board of Acorn Investment Trust
                                                                    (mutual funds); Director, Teva
                                                                    Pharmaceutical Industries Ltd.
                                                                    (pharmaceutical manufacturer)
King Harris(E)(N)+..........................     1975      52     President and Chief Executive Officer of the
                                                                    Company (since the Merger); President
                                                                    (1984 to 1987), President and Chief
                                                                    Executive Officer (1987 to the Merger) of
                                                                    Pennsylvania Pittway; Chairman of the
                                                                    Board and Director, AptarGroup, Inc.
                                                                    (specialty packaging components
                                                                    manufacturer) and Director, Cylink
                                                                    Corporation (commercial data
                                                                    encryption/wireless communication company)
Neison Harris(E)+...........................     1963      81     Chairman of the Board of the Company (since
                                                                    1974); Chairman of the Board (1984 to the
                                                                    Merger), President (1966 to 1984) of
                                                                    Pennsylvania Pittway
William W. Harris(C)(E)(N)+.................     1975      56     Private Investor; Treasurer (since prior to
                                                                    1991) of KidsPac (political action
                                                                    committee); Director, AptarGroup, Inc.
                                                                    (specialty packaging components
                                                                    manufacturer) and Cylink Corporation
                                                                    (commercial data encryption/wireless
                                                                    communication company)
Jerome Kahn, Jr.(C).........................     1994      61     Vice President (since prior to 1991) of
                                                                    William Harris Investors, Inc. (investment
                                                                    advisor); Trustee, Acorn Investment Trust
                                                                    (mutual funds)

------------
(A) Member of Audit Committee
(C) Member of Compensation Committee
(E) Member of Executive Committee
(N) Member of Nominating Committee
 *  Director of Pennsylvania Pittway prior to the Merger
 + Irving B. Harris and Neison Harris are brothers and Sidney Barrows is their brother-in-law. William W. Harris is the son of Irving B. Harris and King Harris is the son of Neison Harris.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company met six times during 1995.

The Company's Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee.

The Audit Committee reviews and, as it deems appropriate, approves internal accounting and financial controls for the Company and accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit Committee also makes recommendations to the full Board concerning the engagement of independent public accountants to audit the annual financial statements of the Company and its subsidiaries and arranges with such accountants the scope of the audit to be undertaken by such accountants. The current members of the Audit Committee are Eugene L. Barnett (Chairman), E. David Coolidge III and Anthony Downs. During 1995, the Committee met twice.

The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the full Board with respect to salaries, bonuses and deferred compensation of other officers and executives, compensation of directors and management succession, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of the Company. The Compensation Committee administers the Company's 1990 Stock Awards Plan. The current members of the Compensation Committee are Anthony Downs (Chairman), William W. Harris, Jerome Kahn, Jr. and Leo F. Mullin. During 1995, the Compensation Committee met five times.

The Executive Committee generally meets prior to each regular meeting of the Board of Directors to distill topics and issues to be presented at such meetings. When the full board is not in session, the Executive Committee may exercise all the powers and authority of the Board of Directors except as limited by law. The current members of the Executive Committee are Irving B. Harris (Chairman), Sidney Barrows, Leo A. Guthart, King Harris, Neison Harris and William W. Harris. During 1995, the Executive Committee met eight times.

The Nominating Committee, as it deems appropriate, makes recommendations to the full Board with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The current members of the Nominating Committee are William W. Harris (Chairman), E. David Coolidge III and King Harris. During 1995, the Nominating Committee met once. The Nominating Committee will consider suggestions regarding candidates for election to the Board submitted by stockholders in writing to the Secretary of the Company. With regard to the 1997 annual meeting of stockholders, any such suggestion must be received by the Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described below under the heading "Stockholder Proposals for the 1997 Annual Meeting."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 1995, Anthony Downs, William W. Harris and Jerome Kahn, Jr. were the members of the Compensation Committee.

Pulbrook Associates ("Pulbrook"), a limited partnership of which Irving B. Harris owns 58.7% as a limited partner and a corporation owned by a trust of which William W. Harris is a trustee owns 1.3% as the general partner, was indebted to the Company during 1995 pursuant to an amortizing 8% mortgage note in the original principal amount of $193,000 delivered in November 1993 in connection with Pulbrook's purchase of a National Pride car care center from the Company. The largest outstanding note balance during 1995 (on January 1, 1995) was $188,433. The balance as of April 4, 1996 is $182,216.

EXECUTIVE OFFICERS

All officers of the Company are elected each year by the Board of Directors at its annual organization meeting in May. In addition to Sidney Barrows, Fred Conforti, Leo A. Guthart, Irving B. Harris, King Harris and Neison Harris, information with respect to whom is set forth above, the executive officers of the Company include the following:

     Paul R. Gauvreau, 56, Financial Vice President and Treasurer of the Company since the Merger, Financial Vice President of Pennsylvania Pittway from 1979 to the Merger, Treasurer of Pennsylvania Pittway from 1972 to the Merger.

     Sal F. Marino, 76, Chairman since 1990 and Chief Executive Officer since 1988 of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since the Merger, Vice President of Pennsylvania Pittway from 1976 to the Merger.

     Daniel J. Ramella, 44, President and Chief Operating Officer since 1990, Senior Vice President Publishing from 1989 to 1990, and Magazine Publisher prior thereto, of Penton Publishing, Inc. (subsidiary of the Company), Vice President of the Company since 1991.

     Edward J. Schwartz, 54, Vice President of the Company since the Merger, Vice President-Finance of the Company from 1979 to the Merger, Vice President of Pennsylvania Pittway from 1987 to the Merger.

     Philip V. McCanna, 49, Controller of the Company since 1995, Director of Financial Reporting of the Company from 1989 to 1995, Controller of The Brand Companies, Inc. (specialty contractor) from 1984 to 1989.

     James F. Vondrak, 51, Secretary of the Company since 1995, Group Controller of Pittway Systems Technology Group (division of the Company) since 1994, Controller of System Sensor (division of the Company) from the Merger to 1994.

COMPENSATION

BOARD COMPENSATION

Compensation to non-officer directors is paid at the rate of $2,500 per quarter plus $3,000 for each Board meeting attended in person, $1,000 for each Board meeting attended by telephone and $1,000 for each committee meeting attended, except that $250 is paid for attending a committee meeting held on the same day as a Board meeting. The Chairman of the Audit Committee is paid an additional $2,000 per year. Officer directors are not separately compensated for serving as directors.

Subject to approval of stockholders at the annual meeting, non-employee directors will be awarded options under a 1996 Director Stock Option Plan. See "Proposal To Approve the Pittway Corporation 1996 Director Stock Option Plan" below.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the President and Chief Executive Officer of the Company (who served as such throughout 1995) and for each of the Company's four most highly compensated other executive officers serving at the end of 1995. No other person who served as an executive officer of the Company at any time during 1995 had 1995 compensation in excess of the 1995 compensation of any of the executive officers named in the table.

                                                                          LONG-TERM COMPENSATION
                                                                    -----------------------------------
                                                                             AWARDS
                                                                    -------------------------   PAYOUTS
                                                    ANNUAL          RESTRICTED   SECURITIES     -------
                                                 COMPENSATION         STOCK      UNDERLYING      LTIP
                                              -------------------    AWARDS       OPTIONS/      PAYOUTS    ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR    SALARY    BONUS(1)   ($)(1)(2)   SARS(#)(1)(3)    $(4)     COMPENSATION
-------------------------------------  ----   --------   --------   ---------   -------------   -------   ------------
King Harris, President and             1995   $525,000                              40,050                  $  5,077(5)
Chief Executive Officer                1994    500,000   $200,000                   36,862                     5,256
                                       1993    500,000    300,000                   29,268                     5,133
Fred Conforti, President of            1995    375,000              $125,000        25,950                     5,077(5)
Pittway Systems Technology Group       1994    360,000               100,014        29,395                     5,256
(division of the Company)              1993    340,000               220,003        19,902                     5,133
Leo A. Guthart, Chairman and Chief     1995    375,000    350,000                   19,500      $30,000        5,077(5)
Executive Officer of Ademco Security   1994    355,000    300,000                   19,317                     4,779
Group (division of the Company)        1993    330,000    220,000                   19,317                     3,757
Sal F. Marino, Chairman and Chief      1995    330,000                              19,200      95,000       106,169(6)
Executive Officer of Penton            1994    315,000                              10,822                    98,402
  Publishing,
Inc. (subsidiary of the Company)       1993    305,000     95,000                                              76,361
Daniel J. Ramella, President and       1995    300,000    115,000    100,000        10,500      75,000         3,534(7)
  Chief
Operating Officer of Penton            1994    285,000    115,000    100,014                                   2,768
  Publishing,
Inc. (subsidiary of the Company)       1993    275,000     75,000                   16,098                     2,435

------------
(1) All of the restricted stock awards, and the following SARs awarded for 1995 and 1994, were awarded in lieu of bonuses or portions of bonuses that would otherwise have been paid in cash: K. Harris, 10,800 and 7,594 shares, respectively; F. Conforti, 6,000 and 9,493 shares, respectively; and S. Marino, 7,200 and 10,822 shares, respectively.

(2) The restricted stock awards shown for 1995 were awarded in 1996 and thus were not outstanding at the end of 1995. The other restricted stock awards shown remained outstanding in full at the end of 1995 and were the only outstanding restricted stock awards then held by named executive officers. The aggregate value of the 18,550 shares of Class A Stock subject to such awards was then $837,840. Each award shown was a Performance Shares Award scheduled to vest in equal pro rata installments over the five years (or, in the case of Mr. Conforti's 1993 award, three years) subsequent to its grant. Under the terms of each award, no shares are distributable until vesting of such award in full or earlier termination of employment, and at the time shares are distributed an amount is payable equal to the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such award was granted.

(3) Includes certain SARs awarded for 1995 in 1996 (and thus not shown in the following sections titled "Option/SAR Grants During Year" and "Year-End Option/SAR Values"), as follows: K. Harris, 10,800 shares; F. Conforti, 6,000 shares; and S. Marino, 7,200 shares. Each such SAR was a Bonus Shares Award vested in full upon grant. Under the terms of each such SAR, following a date approximately three years after the date of grant (or following the date of any earlier termination of employment), an amount is payable equal to the fair market value of the shares on such date plus the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such SAR was granted. The Compensation Committee may, in its sole discretion, determine to pay the fair market value of the shares in shares of Class A Stock rather than in cash.

(4) Consists of amounts paid under incentive plans established in 1992 based on the improvement of profitability and return on equity between 1992 and 1994 for their respective businesses.

(5) Consists of $4,500 annual matching Company contributions during the year to the Company's salary reduction plan and $577 for term life insurance provided by the Company during the year.

(6) Consists of $2,957 annual matching Company contributions during the year to the Company's salary reduction plan, $58 for term life insurance provided by the Company during the year and $103,154 required minimum distributions paid during the year from the Company's salary reduction plan and a Company retirement plan.

(7) Consists of $2,957 annual matching Company contributions during the year to the Company's salary reduction plan and $577 for term life insurance provided by the Company during the year.

OPTION/SAR GRANTS DURING YEAR

The following table sets forth information with respect to options and stock appreciation rights ("SARs") granted during 1995 to executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                           --------------------------------------------------------------      ANNUAL RATES OF
                            NUMBER OF       % OF TOTAL                                              STOCK
                            SECURITIES     OPTIONS/SARS                                       PRICE APPRECIATION
                            UNDERLYING      GRANTED TO                                        FOR OPTION TERM(3)
                           OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE    EXPIRATION    --------------------
          NAME              GRANTED(#)     FISCAL YEAR       PRICE($/SH)          DATE        5%($)      10%($)
------------------------   ------------    ------------    ----------------    ----------    -------    ---------
King Harris(1)..........      29,250            9.1              29.83            3/14/05    548,730    1,390,545
King Harris(2)..........       7,594            2.4                  0            1/24/98    231,525      266,200
Fred Conforti(1)........      19,950            6.2              29.83            3/14/05    374,262      948,423
Fred Conforti(2)........       9,493            2.9                  0            1/24/98    289,406      332,750
Leo A. Guthart(1).......      19,500            6.0              29.83            3/14/05    365,820      927,030
Sal F. Marino(1)........      12,000            3.7              29.83            3/14/05    225,120      570,480
Sal F. Marino(2)........      10,822            3.4                  0            1/24/98    329,923      379,335
Daniel J. Ramella(1)....      10,500            3.3              29.83            3/14/05    196,980      499,170

------------
(1) Consists of non-qualified options to purchase Class A Stock granted under the Company's 1990 Stock Awards Plan at exercise prices equal to the market prices on the dates of grant. Each option becomes exercisable on the third anniversary of the date of grant, subject to acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability or retirement upon or after reaching age sixty-five; partial acceleration in increments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").

(2) Consists of SARs with respect to Class A Stock awarded under the Company's 1990 Stock Awards Plan (in lieu of bonuses or portions of bonuses that would otherwise have been paid in cash) at reference prices of zero dollars and fully vested at grant. Under the terms of each SAR, following a date approximately three years after the date of grant (or following the date of any earlier termination of employment), an amount is payable equal to the fair market value of the shares on such date plus the normal quarterly dividends which would have been paid on such shares had such shares been issued on the date such SAR was granted. The Compensation Committee may, in its sole discretion, determine to pay the fair market value of the shares in shares of Class A Stock rather than in cash.

(3) The assumed annual rates of appreciation in the price of Class A Stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the Class A Stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 3-year term of the SARs, the market price of Class A Stock would have to remain at or above $34.54/share (5%) or $39.71/share (10%) at the end of that term. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of Class A Stock would have to increase to $48.60/share (5%) or $77.38/share (10%) during that term. In such events, and assuming corresponding annual rates of increase for the market price of Common Stock, the market value of all currently outstanding shares of Common Stock and Class A Stock would have increased by approximately $87,000,000 (5%) or $182,000,000 (10%) during that 3-year term and by $392,000,000 (5%)
    or $994,000,000 (10%) during that 10-year term.

YEAR-END OPTION/SAR VALUES

The following table sets forth information with respect to the value of unexercised options and SARs held by executive officers named in the Summary Compensation Table as of December 31, 1995.

                           YEAR-END OPTION/SAR VALUES

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                   OPTIONS/SARS AT              IN-THE-MONEY OPTIONS/
                                                     YEAR-END(#)                 SARS AT YEAR-END($)

                     NAME                     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
    ---------------------------------------   -------------------------       -------------------------
    King Harris............................         43,972/87,786                $1,588,372/1,919,217
    Fred Conforti..........................              0/59,754                         0/1,305,976
    Leo A. Guthart.........................              0/58,134                         0/1,266,430
    Sal F. Marino..........................              0/12,000                         0/  184,000
    Daniel J. Ramella......................         35,670/26,598                 1,385,620/  613,086

EMPLOYMENT AGREEMENTS

The employment agreement between a subsidiary of the Company and Mr. Marino, which provided for a minimum annual salary of $330,000 during 1995, plus payment to him or his estate of $500,000 over a period of 60 months after termination of employment (or a present value equivalent thereof at the time of termination), was extended and amended during 1995 to provide for a minimum annual salary of $350,000 after December 31, 1995 during the remaining term of employment (i.e., until December 31, 1996 or such later date as the Company and he may agree upon).

Employment agreements entered into effective as of January 1, 1996 between the Company and K. Harris and L. Guthart provide for minimum annual salaries of $550,000 and $425,000, respectively, supplementary insurance coverage (or its cash equivalent) and participation in the Company's supplemental executive retirement plan effective January 1, 1995. The agreements are for terms of three years and five years, respectively. Each agreement renews automatically at the end of each year for an additional year (or until age 65, if earlier) unless either party thereto elects otherwise, but may be terminated by the executive officer on 180 days' notice (with forfeiture of supplemental retirement benefits). Each agreement includes non-competition, non-solicitation and confidentiality obligations on the part of the executive officer which survive its termination.

PLANS AND ARRANGEMENTS

In the descriptions of plans and arrangements which follow, and in the descriptions elsewhere in this Proxy Statement of outstanding restricted stock awards, options and SARs, references are made to shares of Class A Stock. If the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In the event of any such change, references to Class A Stock in such descriptions should be understood to refer to Common Stock.

Salary Reduction Plan

Under the Company's salary reduction plan (which was originated by Pennsylvania Pittway and assumed by the Company in connection with the Merger), eligible covered employees of the Company and its subsidiaries may elect to have a portion of their "earnings" (total cash compensation less certain items) contributed to the plan by their employers, and their employers match such contributions with specified percentages thereof. The percentages vary as between separate groups of covered employees and are determined from time to time by their employers. For 1995, such percentages ranged from .6% to 3.0% of eligible covered employees' "earnings." Contributions and matches are invested in one or more investment funds selected by the employees from among those available under the plan. Such funds include a fund which invests solely in Class A Stock. Salary reduction contributions vest immediately. Subject to acceleration in the event of termination of employment upon retirement after age 65 or on account of death or disability, employer matching contributions vest on a cumulative basis of 20% per year of credited service under the plan. Vested contributions (after any earnings or losses from the investment thereof) are distributed in a lump sum or installments following termination of employment, but account balances may under certain circumstances and subject to certain conditions be withdrawn or borrowed earlier.

Retirement Plans

The Company and its subsidiaries have tax-qualified retirement plans covering all domestic salaried employees, and certain domestic hourly employees, after three months of service. The plans are fully paid for by the Company, and employees become fully vested after five years of service. The annual benefit payable to an employee under the plans upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the plans plus certain increases put into effect prior to 1996. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.8% (2.0% for years after 1986) of such year's compensation above such wage base; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation"; and for each year thereafter, 1.2% of such year's compensation. The employee's compensation under the plans for any year includes all salary (before any election under the Company's salary reduction plan or cafeteria plan), commissions and overtime pay and, beginning in 1989, bonuses (in the case of each executive officer named in the Summary Compensation Table, the equivalent of the sum of the amounts set forth for such executive officer for such year in the Annual Compensation and LTIP Payout columns of such Table and the amount taxable to such executive officer during such year related to options and SARs awarded pursuant to the Company's 1990 Stock Awards Plan); subject to such year's limit applicable to tax-qualified retirement plans ($150,000 for 1995 and, currently, for each year thereafter). The employee's "covered compensation" under the plans for any year is generally the average, computed such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the plans is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the plans upon retirement at normal retirement age for the following persons (assuming 1996 and future compensation at the $150,000 limit currently applicable and that covered compensation remains constant; but without regard to the formula limitation on annual benefits imposed on tax-qualified retirement plans, currently $120,000) are: K. Harris, $117,778; F. Conforti, $105,301; L. Guthart, $129,074; and D. Ramella, $84,832. S. Marino has reached normal retirement age, but has continued as an active employee. The annual pension which would have been payable if he had retired on December 31, 1995 is $70,214.

Supplemental Executive Retirement Plan
Two executive officers of the Company and four other employees of the Company or a subsidiary participate in the Company's supplemental executive retirement plan, which is not tax-qualified. The annual benefit payable to a participant under the plan at age 65, computed as a straight life annuity amount, equals the sum of the separate amounts the participant accrues for each of his years of service during or after 1995. The separate amount for each such year is 1.85% of that portion of the participant's salary and annual discretionary cash bonus, if any, for such year (before any election under the Company's salary reduction plan, and including any portion of such bonus taken in the form of Performance Shares Awards) in excess of $150,000 (or any higher limit applicable that year to tax-qualified retirement plans) but less than $300,000. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Accrued benefits are subject to forfeiture in certain events. Estimated annual benefits payable under the plan upon retirement at age 65 for the following persons (assuming 1996 and future annual salary and discretionary cash bonus of not less than $300,000 for each of them and that the $150,000 limit remains constant) are: K. Harris, $47,392; and L. Guthart, $24,168.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") makes salary, bonus and long-term incentive plan decisions with respect to all of the Company's executive officers.

In making such decisions, a primary goal, subject to the Company's performance being adequate to support it, is that the compensation paid to the Company's executive officers remain competitive. While the Committee is mindful of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the loss of deductibility for federal income tax purposes of certain remuneration of a covered executive officer in excess of $1,000,000 during 1994 or any subsequent year, the Committee does not base decisions primarily on preserving such deductibility.

The Committee's policies applicable to compensation of the Company's executive officers other than its chief executive officer for 1995 were as follows:

SALARY

The Committee obtained from an outside compensation specialist a detailed report regarding salaries being paid to top level executives in companies of roughly the same size and in the same type of business as that of the Company executive. In the case of Mr. Conforti and Mr. Guthart, salary information from 86 companies in the electronic/electrical equipment field was used to generate comparative information. In the case of Mr. Marino and Mr. Ramella, 20 companies in the publishing industry were used as sources of data. In the case of Corporate Office executives, salary information from both electronic/electrical equipment companies and durable goods manufacturers was used.

Only one of the companies included in the report had its performance reflected in the Value Line Electronics Industry Index used in the Performance Graph which follows this Report. The Committee does not know whether any of the companies included in the report had its performance reflected in the Wilshire 5000 Index used in such Performance Graph. Because nearly all of the Company's major direct competitors are either divisions of larger diversified companies or privately held, those competitors generally are not included in either the outside compensation specialist's report or such indices. The Committee believes that the electronic/electrical equipment companies included in the outside compensation specialist's report are, as a group, as comparable to the companies included in the Value Line Electronics Industry Index as any other group of companies for which compensation information was available to the Committee.

The report specifically identified salaries at the 50th, 75th and 90th percentiles of the ranges of salaries surveyed. It also showed pay differentials between presidents and chief executive officers (CEOs) of free-standing companies and presidents and CEOs of division-based companies. The Committee tended to focus on salaries paid in free-standing companies for two reasons. First, Company businesses are given a high degree of autonomy and effectively run as freestanding companies. Second, Company executives are likely targets of management recruiters from free-standing competitors of the Company.

The Committee also reviewed published compensation information from three publicly held companies in the alarm equipment business. While these companies are smaller than the Company's major alarm divisions, they still are indicative of what competitive firms are paying in the alarm industry. Similar information regarding compensation in the trade publishing industry was not readily available.

As for salary policy in general, the Committee aimed at setting salaries somewhere between the 50th and 75th percentile of the salary ranges reported by the outside compensation specialist.

BONUS

The Committee used the same outside compensation specialist to determine the ranges of total cash compensation (i.e., salaries plus bonuses) being offered by "comparable" companies in the electronic/electrical equipment, trade publishing, and durable goods manufacturing industries. As was the case with salary information supplied by the specialist, the Committee focused on total cash compensation being given in the 50th to 75th percentile range because it felt that this range was appropriate for an executive doing a good job in a business performing well. Using the ranges as a guide, the Committee awarded bonuses which were related to general management performance and, in the case of executives other than Corporate Office executives, the following criteria with regard to their respective businesses:

     1. The accomplishment of yearly goals and objectives
     2. Growth in pre-tax profit
     3. The overall level of pre-tax profit compared to other Company businesses
     4. Return on equity

For 1995, bonuses for executive officers ranged from 71.6% to 100% of their base salaries and total cash compensation ranged between the 60th and 96th percentile of the ranges for free-standing companies reported by the outside compensation specialist.

No set formula was used to determine total cash compensation because the Committee believed that annual formulas, used alone, are too rigid and lead to pay distortions on a year-to-year basis. In the case of executives other than Corporate Office executives, the Committee gave the greatest weight, however, to growth in pre-tax profit and return on equity. Each of such executives accomplished the goals set for him as to those criteria.

The restricted stock awards (Performance Shares Awards) and certain SARs (Bonus Shares Awards) for 1995 shown in the Summary Compensation Table, as well as Bonus Shares Awards for 1995 made to two other executive officers, were made in lieu of bonuses or portions of bonuses which would otherwise have been paid in cash.

STOCK OPTION AND STOCK APPRECIATION RIGHT (SAR) PROGRAM

In 1993, the Committee established a ten-year Stock Option and Stock Appreciation Right (SAR) Program to more closely tie the financial interests of managers with those of stockholders. In 1995, 166,650 stock options and 105,000 SARs were granted to 54 top and middle managers, including all five executive officers named in the Summary Compensation Table. The exercise price of the options and the base price for the SARs was the market price of the Company's Class A Stock on the date of the grant.

The Program was designed by the Company's outside compensation specialist, who patterned it after programs used by many other companies of the Company's size. The Committee intends, subject to continuing improvement in the Company's profits, that over the ten-year period stock options and SARs equivalent to approximately 10% of the Company's outstanding shares will be awarded. According to the outside compensation specialist, the 10% target represents the median for companies of the Company's size.

The combined total of stock options and SARs granted under the Program through 1995 -- 804,348 -- represents approximately 3.8% of the Company's outstanding Common and Class A Stock. The Committee intended that the initial option and SAR grants in 1993 be somewhat larger than normal as a way of giving added incentive to the executives participating.

The specific stock option and SAR grants given in 1995 were allocated among executives on the basis of their positions and levels of responsibility. The numbers and values of options and SARs already held by the executives were not a factor in the allocation.

The Bonus Shares Awards for 1995, SARs which were awarded in lieu of bonuses or portions of bonuses which would otherwise have been paid in cash, were not part of the Program.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Committee obtained from an outside compensation specialist a detailed report regarding compensation being paid to Presidents and CEOs of a broad range of electronic/electrical equipment and durable goods manufacturers of roughly the same size as the Company. The report specifically identified in dollar terms the 50th, 75th and 90th percentile of base salary, total cash compensation (base salary plus cash bonus) and total compensation (including stock options and other considerations) being paid to these comparable Presidents and CEOs. Mr. Harris's base salary, total cash compensation, and total compensation were, respectively, at the 50th, 73rd and 62nd percentiles of compensation reported. The Committee felt such compensation was appropriate given Pittway's outstanding growth in earnings and return on equity during the year.

EMPLOYMENT AGREEMENTS AND SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

In 1995, the Committee approved the employment agreements with K. Harris and L. Guthart described under "Compensation -- Employment Agreements" above, and the participation of such executive officers in the supplemental executive retirement plan described under "Compensation -- Supplemental Executive Retirement Plan" above.

The Committee felt it appropriate to enter into (or, in the case of Mr. Guthart, replace) formal contracts for employment with these executives and to offer them participation in a supplemental retirement plan in order to encourage them to continue their services and the long-term benefits provided under their leadership of the Company.

                                       Compensation Committee

                                       Anthony Downs, Chairman
                                       William W. Harris,
                                       Jerome Kahn, Jr.

PERFORMANCE GRAPH

The following line graph compares the yearly percentage change in cumulative total shareholder return, assuming reinvestment of dividends into additional shares of the stock on which paid, for the Company's Common Stock and Class A Stock with a broad stock market index (Wilshire 5000 Index), an industry index (Value Line Electronics Industry Index), and, through 1992, an industry index previously used in the Company's proxy statements (Value Line Diversified Industry Index). The Company believes that the Value Line Electronics Industry Index represents a better comparison for periods since the spin off of AptarGroup, Inc. on April 22, 1993 (the "Spinoff"), because the majority of the Company's sales, earnings and assets since the Spinoff have come from the electronics-related Alarms and Other Security Products segment of its business.

                Comparison of Five Year Cumulative Total Return
    Pittway Corporation Common Stock and Class A Stock, Wilshire 5000 Index, Value Line Electronics Industry Index and (through 1992) Value Line Diversified
                                 Industry Index

                                    [GRAPH]

* For periods subsequent to the Spinoff, (A) total return on the Common Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Common Stock was reinvested in Common Stock on that date, and (B) total return on Class A Stock was computed assuming that the share of AptarGroup, Inc. common stock distributed for each share of Class A Stock was reinvested in Class A Stock on that date.

PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED STOCK

On March 12, 1996, the Board of Directors adopted a resolution setting forth an amendment to the Company's Restated Certificate of Incorporation, as amended, that would increase the Company's authorized Class A Stock of the par value of $1.00 per share from 24,000,000 shares to 36,000,000 shares and the Company's authorized Common Stock of the par value of $1.00 per share from 30,000,000 shares to 42,000,000 shares, and directed that the proposed amendment be submitted to a vote of the stockholders at the annual meeting. The amendment, which is permitted by the Delaware General Corporation Law, is included in Appendix A attached hereto.

At March 29, 1996, 16,973,313 shares of Class A Stock were issued and outstanding and there were 1,610,282 shares of Class A Stock reserved for issuance pursuant to the Company's 1990 Stock Awards Plan and salary reduction plan; and 3,938,832 shares of Common Stock were outstanding and 18,583,595 shares of Common Stock were reserved for issuance in the event of a share-for-share change of the outstanding and reserved Class A Stock into Common Stock on the "Change of Control Date" (as defined in the Company's Restated Certificate of Incorporation, as amended). At such date, 5,416,405 shares of Class A Stock and 7,477,573 shares of Common Stock remained available for other purposes.

The Company's authorized capital stock has not been changed in the six years since the Merger. Immediately following the Merger, and after giving effect to the initial reservations of shares for issuance pursuant to the Company's 1990 Stock Awards Plan and salary reduction plan (which were contemplated at the time of the Merger), 11,157,526 shares of Class A Stock were issued and outstanding and 907,346 shares of Class A Stock were reserved for issuance pursuant to employee plans; and 2,626,024 shares of Common Stock were outstanding and 12,064,872 shares of Common Stock were reserved for issuance in the event of a share-for-share change of the then outstanding and reserved Class A Stock into Common Stock on the Change of Control Date. At such time, and after giving effect to such initial reservations of shares, 11,935,128 shares of Class A Stock and 15,309,104 shares of Common Stock remained available for other purposes. Subsequent to the Merger, until the three-for-two stock split of the Class A Stock and Common Stock effected in the form of a 50% stock dividend paid on March 1, 1996, the only shares of Class A Stock issued were issued pursuant to employee plans and no shares of Common Stock were issued. The three-for-two stock split significantly reduced the number of shares of Class A Stock available for purposes other than existing employee benefit plans and the number of shares of Common Stock available for purposes other than issuance upon a Change of Control Date. The Board of Directors believes that the numbers of shares available for such purposes should be returned to levels approximating (after adjustment for the stock split) those that existed following the Merger.

Except for outstanding awards under the Company's 1990 Stock Awards Plan, the Company is not now a party to any plan, arrangement, agreement or understanding, in writing or otherwise, which would require the issuance of any of its stock. And although the Company has from time to time conducted negotiations concerning possible acquisitions, using its stock, of companies within the industries in which it does business, no such discussions are pending or currently foreseen. The Board of Directors believes that the proposed increase in authorized shares of Class A Stock and Common Stock will enhance the Company's flexibility in connection with possible future actions such as stock dividends, stock splits, corporate mergers, acquisitions of property, issuances of convertible debt or equity securities, issuances of options, warrants and other awards under employee plans, or other uses for corporate purposes.

Although the Board of Directors has no present intention of doing so, shares of authorized and unissued Class A Stock and/or Common Stock and shares held in the treasury, if any, could (within the limits imposed by applicable law and the rules of the American Stock Exchange as and to the extent that such rules may be observed by the Company) be issued in one or more transactions which would make a takeover of the Company more difficult and, therefore, less likely. Such shares could also be used to dilute the stock ownership of persons seeking to obtain control of the Company. Also, such shares could be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control. Issuance of Class A Stock and/or Common Stock as an antitakeover device might preclude stockholders from taking advantage of a situation which might be favorable to their interest. In addition, subject to the considerations referred to above as to applicable law and rules of the American Stock Exchange, the Board of Directors could, although it has no present intention of doing so, issue shares of Class A Stock and/or Common Stock to a holder or holders who might thereby obtain sufficient voting power to ensure that any proposal to effect certain transactions involving the Company, to take certain stockholder action or to amend or repeal certain of the provisions of the Company's Restated Certificate of Incorporation, as amended, would not receive the two-thirds of votes which the outstanding shares of Class A Stock and Common Stock are then entitled to cast required therefor.

The Board of Directors will determine whether, when and on what terms the issuance of additional shares may be warranted. However, the American Stock Exchange has rules that limit the amount of additional shares which the Company may issue without stockholder approval. Failure to observe the rules of the American Stock Exchange could result in the delisting of the Company's securities listed thereon. In the event of such delisting, the Company believes that other markets having comparable depth and liquidity would be available.

If the proposed amendment is approved, any or all of the authorized shares of Class A Stock and Common Stock could be issued without further action by the Company's stockholders and without first offering such shares to stockholders for subscription. The issuance of shares could have the effect of diluting the earnings per share and book value per share of previously outstanding shares of Company stock. The issuance of shares otherwise than on a pro rata basis to all current Company stockholders would reduce the proportionate interests of the current Company stockholders.

VOTE REQUIRED FOR APPROVAL

To satisfy the requirements of the General Corporation Law of the State of Delaware and the American Stock Exchange, the vote required for the approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, is the affirmative vote of a majority of each of (i) the votes which the outstanding Common Stock and Class A Stock are entitled to cast at the annual meeting, (ii) the outstanding Common Stock, voting as a class, and (iii) the outstanding Class A Stock, voting as a class.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE AMENDMENT.

PROPOSAL TO APPROVE THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN

On March 12, 1996, the Board of Directors adopted the Pittway Corporation 1996 Director Stock Option Plan (the "Plan") set forth as Appendix B hereto. Subject to approval of the stockholders at the annual meeting, the Plan provides for the automatic award of stock options to directors of the Company who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors").

The purpose of the Plan is to promote the long-term financial interests of the Company and its subsidiaries by (i) providing an incentive for Non-Employee Directors to maximize the long-term value of the Class A Stock and otherwise act in the best interest of the Company's stockholders, (ii) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its stockholders through stock ownership and (iii) attracting and retaining highly qualified Non-Employee Directors.

The Plan provides initially only for the issuance of Class A Stock. It recognizes, however, that if the Change of Control Date (as defined in the Company's Restated Certificate of Incorporation, as amended) should occur, the Class A Stock will change into Common Stock on a share-for-share basis. In such event, the Plan provides that Common Stock is to be substituted for Class A Stock, both in terms of the shares issuable and for purposes of outstanding awards. References to Class A Stock in the summary which follows should be understood to refer to Common Stock in the event of any such change.

The following is a brief summary of some of the terms of the Plan and is qualified in its entirety by, and made subject to, the Plan set forth as Appendix B hereto.

SUMMARY

Under the Plan, the aggregate number of shares subject to options cannot exceed 30,000 shares of Class A Stock. The market value of 30,000 shares of Class A
Stock on March 29, 1996 was $          .

In each of the years 1996 through 1999, on the third trading date following the date of the annual meeting of stockholders, each Non-Employee Director who has not theretofore been awarded an option under the Plan will be awarded an option to purchase 4,000 shares if the award is made in 1996, 3,000 shares if the award is made in 1997, 2,000 shares if the award is made in 1998, or 1,000 shares if the award is made in 1999. Six of the nominees for election as directors at the annual meeting are Non-Employee Directors. If all six are elected at the annual meeting, on the third trading day thereafter they will be awarded options to purchase an aggregate of 24,000 shares.

The option price per share under each option will be 100% of the market value of the Class A Stock on its award date. Each option will be exercisable six months after its award as to 1,000 shares; and on each anniversary date of its award, provided the holder is then a member of the Board and not an employee of the Company or any of its subsidiaries, will become exercisable as to an additional 1,000 shares until such option has become exercisable in full. The option price may be paid in cash, using Class A Stock and/or Common Stock already owned by the optionee (valued at its market value on the date of exercise), or a combination thereof. Each option, to the extent then unexercised, will expire ten years after its award date. In the event a Non-Employee Director ceases to be a member of the Board for any reason (including, without limitation, expiration of term without re-election, resignation, retirement, total disability or death), each option previously granted to such Non-Employee Director may be exercised only to the extent exercisable on the date of termination and will cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on the tenth anniversary of the award date. For purposes of the Plan, the market value of the Class A Stock or Common Stock on any date will be its closing price on that date (or, if that date is not a trading date for such Stock, on the next preceding trading date for such Stock) on the American Stock Exchange Composite Transactions list, as subsequently reported in The Wall Street Journal.

Options will be non-qualified options for purposes of the Internal Revenue Code of 1986, as amended (the "Code"); i.e., will not qualify as "incentive stock options" under Code Section 422.

Options will not be transferable except by will or the laws of descent and distribution, and during an optionee's lifetime will be exercisable only by the optionee or his or her legal representative.

The maximum number of shares subject to the Plan, the number of shares to be subject to each option, the number of shares with respect to which options become exercisable each year and the number of shares and option prices under outstanding options are subject to adjustment in the event of certain "Organic Changes" and/or to prevent dilution or enlargement of option rights.

The Plan may be amended by the Board at any time; provided that provisions of the Plan of the kind described in Rule 16b3(c)(2)(ii)(A) promulgated under the Securities Exchange Act of 1934 may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

The Plan may be terminated by the Board at any time, but termination will not adversely affect any outstanding option without the consent of its holder.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of the options to be awarded under the Plan. The laws governing the tax aspects of non-qualified options are highly technical and such laws are subject to change in the future. Such changes may or may not be retroactive.

Options. The holder of an option will not recognize taxable income upon the grant thereof, nor will the Company be entitled to a deduction in respect of such grant. Upon the exercise of an option as to any shares, the excess of the fair market value of such shares on the date of exercise over their option price will constitute compensation taxable to the optionee as ordinary income. Provided it complies with applicable tax reporting requirements, the Company will generally be entitled to a deduction, in the year of exercise, in an amount equal to such compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of option shares, the difference between the selling price and the tax basis of the shares (generally the fair market value of the option shares on the date of exercise) will be a capital gain or loss (long- or short-term, depending on the optionee's holding period for the shares). The Company will not be entitled to a deduction as a result of such a sale.

Use of Stock To Pay Option Price. The general statement as to tax basis in the previous paragraph relating to the disposition of stock received on the exercise of an option applies in the event the optionee pays cash for the option shares. If, however, the optionee pays for the option shares in whole or in part by delivering already-owned Class A Stock or Common Stock ("old shares"), the tax basis for the option shares, and thus the consequences of a disposition, differs.

If an optionee delivers old shares, however acquired, in payment of all or part of the exercise price of an option, the optionee does not recognize a gain or loss as a result of such delivery (but the exercise continues to give rise to taxable compensation and to a Company deduction as described above). The optionee's tax basis in, and holding period for, the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and holding period for the old shares carry over on a share-for-share basis; as to each remaining share, its basis is the fair market value on the date of exercise and its holding period begins on that date. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share.

VOTE REQUIRED FOR APPROVAL

Pursuant to the terms of the Plan, approval of the Plan requires a vote at the annual meeting sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware, the American Stock Exchange and

Rule 16b-3(a) under the Securities Exchange Act of 1934. Thus, the vote required to approve the Plan is the affirmative vote of a majority of both (i) the votes present or represented by proxy at the meeting and (ii) the total number of shares of the Company's Common Stock and Class A Stock present or represented by proxy at the meeting.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PLAN.

PROPOSAL TO APPROVE BUSINESS CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER

Section 162(m) of the Internal Revenue Code of 1986 (the "Code") provides that for fiscal years commencing on or after January 1, 1994 publicly held corporations may not deduct employee remuneration with respect to any covered employee (generally, an employee who is the chief executive officer or one of the other four highest compensated officers as of the end of the fiscal year) to the extent that the amount of such covered employee's remuneration for the fiscal year exceeds $1,000,000. Provided certain requirements are met, Code
Section 162(m) excludes certain compensation from the remuneration counted toward the $1,000,000 limit. For example, the Company believes that the appreciation in the value of stock options and stock appreciation rights awarded under the Company's 1990 Stock Awards Plan with exercise or reference prices equal to the fair market values of the Class A Stock on the dates of award is so excluded. Generally, in order for other types of compensation to be excluded from the remuneration counted toward the $1,000,000 limit: (1) such compensation must be performance-based, (2) the business criterion or criteria by which performance may be measured, and either the maximum amount of such compensation that can be paid to any covered employee in any fiscal year or the formula under which such compensation is to be paid, must be disclosed to and approved by the public corporation's stockholders and (3) the formula under which such compensation is paid for a particular fiscal year must be set not later than the ninetieth day of that fiscal year.

In March of 1996, the Compensation Committee determined that beginning with 1996 the annual bonus paid to the Company's chief executive officer for any year should be divided into two components, a performance-based component and a discretionary component, and established various potential financial performance criteria on which the performance-based component might be based. These criteria consist of operating earnings, earnings per share, return on stockholders' equity, return on assets, total stockholder return (i.e., appreciation in the market value of Company stock plus dividends paid), return on invested capital, or any combination thereof. The amount of the performance-based component paid for a particular year will depend on the Company's achieving during the year a goal or goals in terms of one or more of these criteria set by the Compensation Committee not later than the ninetieth day of the year. In no event may the amount of the performance-based component paid to the Company's chief executive officer for any year exceed $1,000,000. The Board of Directors concluded that stockholder approval should be obtained for the foregoing potential performance criteria so that, if certain other conditions within the control of the Compensation Committee are met, such performance-based components of bonus may be excluded from Code Section 162(m).

The Compensation Committee anticipates that a majority of the potential annual bonus payable to the Company's chief executive officer for a particular year will consist of the performance-based component. For 1996, for example, the performance-based component (based on operating earnings) is subject to a maximum of $500,000 and the discretionary component is subject to a maximum of $400,000. The Company is not seeking to qualify the discretionary annual components of bonus for exclusion from Code Section 162(m).

VOTE REQUIRED FOR APPROVAL

The affirmative vote of a majority of the votes present or represented by proxy at the annual meeting is required for approval for purposes of Code sec. 162(m) of the business criteria selected by the Compensation Committee for certain annual bonuses for the Company's chief executive officer.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS AN AFFIRMATIVE VOTE FOR THE APPROVAL OF THE PROPOSED FINANCIAL PERFORMANCE CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER.

CERTAIN TRANSACTIONS

During 1995, a limited partnership in which Irving B. Harris and William W. Harris have interests was indebted to the Company. See "Compensation Committee Interlocks and Insider Participation."

SECTION 16(A) REPORTS

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to the Company with respect to 1995 by persons who were, at any time during 1995, directors or officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock or Class A Stock, no such persons failed to file on a timely basis reports required by such Section during 1995.

ANNUAL REPORT

The Company's annual report for the year ended December 31, 1995 has been mailed separately to stockholders prior to the mailing of this proxy statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

Any stockholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of stockholders in May 1997 must be received at the principal executive offices of the Company no later than December 5, 1996.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by the Company.

OTHER MATTERS

Price Waterhouse, who served as auditors for the year ended December 31, 1995, have been selected by the Board, upon recommendation of the Audit Committee, to audit the consolidated financial statements of the Company for the year ending December 31, 1996. It is expected that a representative of Price Waterhouse will attend the annual meeting, with the opportunity to make a statement if he should so desire, and will be available to respond to appropriate questions.

The management does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                       By Order of the Board of Directors

                                       JAMES F. VONDRAK
                                       Secretary

Chicago, Illinois
April 4, 1996

                                                                      APPENDIX A

                               PROPOSED AMENDMENT
                                       TO
                     RESTATED CERTIFICATE OF INCORPORATION
                                  TO INCREASE
                                AUTHORIZED STOCK

                            ------------------------

RESOLVED, that in the opinion of the Board of Directors it is advisable that the Restated Certificate of Incorporation, as amended, of Pittway Corporation be further amended as follows:

The first sentence of Article FOURTH shall be amended in its entirety to read as follows:

        The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Eighty Million (80,000,000) shares, of which Two Million (2,000,000) shares shall be designated Preferred Stock with no par value, Thirty-Six Million (36,000,000) shares shall be designated Class A Stock of the par value of $1.00 per share, and Forty-Two Million (42,000,000) shares shall be designated Common Stock of the par value of $1.00 per share.

FURTHER RESOLVED, that such amendment be submitted to the stockholders of Pittway Corporation for consideration at Pittway Corporation's 1996 annual meeting of stockholders.

                                                                      APPENDIX B

                              PITTWAY CORPORATION
                        1996 DIRECTOR STOCK OPTION PLAN

1. Purpose of Plan. The purpose of this Plan (the "Plan") is to promote the long-term financial interests of the Company and its subsidiaries by:

        (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Class A Stock and otherwise act in the best interest of the Company's stockholders;

        (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

        (c) attracting and retaining highly qualified Non-Employee Directors.

2. Definitions. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

        (a) "Administrative Committee" means any committee of management employees which, pursuant to Section 4, has been appointed by the Board Committee.

        (b) "Award Date" means a date specified in Section 6 for awards of options.

        (c) "Board of Directors" means the Board of Directors of the Company.

        (d) "Class A Stock" means Class A Stock, of the par value of $1.00 per share, of the Company (or, from and after any change of such Class A Stock into Common Stock on a share-for-share basis pursuant to the Company's Restated Certificate of Incorporation, as amended, Common Stock).

        (e) "Board Committee" means the Compensation Committee or other committee of the Board of Directors which, pursuant to Section 3, has authority to administer the Plan.

        (f) "Code" means the Internal Revenue Code of 1986, as amended.

        (g) "Common Stock" means Common Stock, of the par value of $1.00 per share, of the Company.

        (h) "Company" means Pittway Corporation, a Delaware corporation, and its successors.

        (i) "Eligible Director" means any present or future member of the Board of Directors who, on an Award Date, (1) is a member of the Board of Directors, and (2)is not an employee of the Company or any of its subsidiaries.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (k) "Market Value" of Class A Stock or Common Stock on any date means the closing price of such Stock on that date (or, if such date is not a trading date for such Stock, on the next preceding date which was a trading date for such Stock) on the American Stock Exchange Composite Transactions list, as subsequently reported in The Wall Street Journal.

        (l) "option" means a right awarded to a participant pursuant to the Plan to purchase a designated number of shares of Class A Stock at a stated price for a stated period of time. To the extent that right is exercisable as to shares pursuant to Section 8, the participant may exercise that right according to

     Section 10 as to all such shares at any time or as to a portion of such shares from time to time. Options are not intended to qualify as incentive stock options under Code Section 422.

        (m) "option form" means a letter from the Board Committee (or from the Administrative Committee or an Administrative Committee member acting on behalf of the Board Committee or the Administrative Committee), to a Non-Employee Director, indicating that the Non-Employee Director has been awarded an option, the number of shares subject to the option, the option price and the terms of exercisability of the option, and containing other information consistent with the Plan.

        (n) "participant" means an Eligible Director who has been awarded an option.

        (o) "Plan" means the plan set forth in this 1996 Director Stock Option Plan, as it may be amended from time to time.

        (p) "subsidiary" means any corporation fifty percent or more of the voting stock of which is owned, directly or indirectly, by the Company.

        (q) "trading date" for Class A Stock or Common Stock means a date for which a sale of such Stock on the American Stock Exchange Composite Transactions list is subsequently reported in The Wall Street Journal.

3. Administration of Plan.

        (a) The Plan shall be administered by the Compensation Committee or, if the Board of Directors so determines, by another committee consisting of not less than two (2) members of the Board of Directors. A majority of the Board Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or actions approved in writing by all members of the Board Committee, shall constitute the acts of the Board Committee.

        (b) The Board Committee shall not have authority or discretion to determine (1) the Non-Employee Directors to be granted options, (2) the times at which options shall be granted, (3) the number of shares subject to any option, (4) the option price of any option, (5) the period during which any option shall become exercisable or (6) any other option term set forth in (as opposed to the form of and/or other information contained in) any option form. All such matters are fixed and determinable according to the provisions of the Plan applicable thereto.

        (c) The Board Committee shall have full authority and discretion to adopt rules and regulations and prescribe or approve the forms to carry out the purposes and provisions of the Plan. The Board Committee's interpretation and construction of any provision of the Plan or any option shall be binding and conclusive, unless otherwise determined by the Board of Directors.

4. Appointment of Administrative Committee.

        (a) The Board Committee may appoint a committee of management employees to:

           (1) construe the Plan and make equitable adjustments for any mistakes, omissions or errors made in the administration of the Plan;

           (2) adopt such rules and regulations as may be deemed reasonably necessary for the proper and efficient administration of the Plan consistent with its purposes;

           (3) enforce the Plan in accordance with its terms and with the rules and regulations adopted for the Plan; and

           (4) do all other acts which in the Administrative Committee's reasonable judgment are necessary or desirable for the proper and advantageous administration of the Plan consistent with the Plan's purposes.

        (b) The Administrative Committee shall not have authority or discretion over matters delineated in Section 3(b).

5. Shares Subject to Plan. Subject to adjustment as provided in Section 13, the aggregate number or shares subject to options awarded under the Plan shall not exceed 30,000 shares of Class A Stock, which may be treasury shares reacquired by the Company or authorized and unissued shares, or a combination of both.

6. Size and Frequency of Option Awards. In each of the years 1996 through 1999, inclusive, on the third trading date for Class A Stock following the date of the Company's annual meeting of stockholders, each Non-Employee Director who is then an Eligible Director and who has not theretofore been awarded an option shall be awarded an option to purchase the number of shares of Class A Stock set forth opposite the year below (subject to adjustment as provided in Section 13):

                                          YEAR                     NUMBER
                        ----------------------------------------   ------
                        1996....................................   4,000
                        1997....................................   3,000
                        1998....................................   2,000
                        1999....................................   1,000

7. Option Price. The option price per share under each option shall be 100% of the Market Value of Class A Stock on its Award Date, but in no event shall the option price be less than the par value per share.

8. Exercisability of Options. Subject to the restrictions which follow in this
Section 8, each option will be exercisable immediately upon award as to 1,000 shares (subject to adjustment as provided in Section 13), and on each anniversary of the date of award, provided the holder is then a member of the Board of Directors and not an employee of the Company or any of its subsidiaries, will become exercisable as to an additional 1,000 shares (subject to adjustment as provided in Section 13) until such option shall have become exercisable in full. No option may be exercised during the first six months after it is awarded, except that this limitation shall not apply in the event of death or disability of the participant prior to the expiration of such six month period. In addition, an option may be exercised by a participant only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date.

9. Term of Option. Subject to the next sentence, each option, to the extent such option has become exercisable, shall be exercisable for ten years from its Award Date, after which the unexercised portion thereof shall expire. In the event of termination of service of a participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, total disability or death), each option previously granted to the participant shall cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on the tenth anniversary of the Award Date of such option. Subject to the foregoing, upon the death of a participant, options held by the participant at death may, to the extent then exercisable, be exercised by the legal representative of the deceased participant's estate.

10. Exercise of Options. Shares shall be issued to a participant pursuant to the exercise of an option only upon receipt by the Company from the participant of written notice of exercise, specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full, either in cash, by a single exchange of shares of Class A Stock already owned by the participant, by a single exchange of shares of Common Stock already owned by the participant, or a combination thereof, in an amount or having a combined value equal to the aggregate option price for the shares subject to the option or portion thereof being exercised. The value of the already owned shares of Class A Stock or Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the aggregate Market Value of such shares on the date of the exercise of such option. If on the date of the exercise of the option the participant is a member of the Board of Directors and the sale of the shares with respect to which the option is being exercised could subject the participant to suit under
Section 16(b) of the Exchange Act, the participant's written notice of exercise must also be accompanied by such elections and related undertakings pursuant to
Section 83(b) of the Code as the Board Committee may prescribe.

11. Nontransferability of Options. No option shall be transferable except by will or the laws of descent and distribution. Each option shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

12. Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits except such claims as may be made by the Company or any subsidiary. If any participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber of charge any right or benefit under the Plan, such right or benefit shall, in the sole discretion of the Board Committee (or of the Administrative Committee acting on behalf of the Board Committee), cease, and in such event the Company shall hold or apply the same or any part thereof for the benefit of such participant or beneficiary, such person's spouse, children or their dependents, or any of them, in such manner and in such proportion as the Committee in its sole discretion shall determine.

13. Adjustment in Number of Shares and Option Price. In the event of any reorganization, recapitalization, reclassification, merger, consolidation, or sale of all or substantially all of the Company's assets followed by liquidation, which is effected in such a way that holders of Class A Stock are entitled to receive securities or other assets with respect to or in exchange for Class A Stock (an "Organic Change"), the Board Committee shall make appropriate changes to insure that each outstanding option thereafter represents the right to purchase, in lieu of or in addition to the shares of Class A Stock immediately theretofore purchasable upon exercise, such securities or assets as may be issued or payable in the Organic Change with respect to or in exchange for an equivalent number of shares of Class A Stock; and in the event of any stock dividend, stock split or combination of shares, the Board of Directors shall make appropriate changes in the number of shares authorized by the Plan to be delivered thereafter, the number of shares to be subject to each option thereafter awarded and the number of shares as to which each such option is initially exercisable or subsequently annually becomes exercisable, and the Board Committee shall make appropriate changes in the number of shares covered by and option price under each outstanding option, and the number of shares as to which each outstanding option is then exercisable or thereafter annually becomes exercisable, in order to prevent the dilution or enlargement of option rights. However, no right to purchase a fraction of a share shall be created; and if, as a result of any such change, a fractional share would result or the right to purchase the same would result, the number of shares in question shall be decreased to the next lower whole number of shares. Any such adjustment made by the Board of Directors or the Board Committee shall be binding and conclusive upon all participants, the Company and all other interested persons.

14. Tax Withholding. The Board Committee (or the Administrative Committee acting on behalf of the Board Committee) shall have the power to withhold, or to require a participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to the participant's exercise of an option.

15. Amendment. The Board of Directors may amend the Plan at any time; provided that provisions of the Plan of the kind described in Rule 16b-3(c)(2)(ii)(A) promulgated under the Exchange Act may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

16. Discontinuance. The Board of Directors may terminate the Plan at any time; provided, however, that any such termination shall not adversely affect any outstanding option without the consent of the participant who holds it.

17. Effective Date of Plan. The effective date of the Plan shall be March 14, 1996, the date of its adoption by the Board of Directors; provided, however, that, notwithstanding Section 6, no option shall be awarded under the Plan unless the Plan is approved at the Company's 1996 Annual Meeting of Stockholders by a vote sufficient to satisfy the requirements of the General Corporation Law of the State of Delaware, the American Stock Exchange and Rule 16b-3(a) promulgated under the Exchange Act.

   PITTWAY CORPORATION          COMMON        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK        Neison Harris, King Harris and James F. Vondrak (each
 Chicago, IL 60606-5802          PROXY        with full power of substitution) are hereby
-------------------------                     authorized to vote all the shares of Common Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May
                                              9, 1996, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed below  / /            WITHHOLD AUTHORITY  / /
                                  (except as noted to the contrary below)       to vote for all nominees listed
                                                                                below

S. Barrows, F. Conforti, L. Guthart, I. Harris, K. Harris, N. Harris, W. Harris,
J. Kahn, Jr. and L. Mullin
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK

   FOR / /            AGAINST / /            ABSTAIN / /

3. APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN

   FOR / /            AGAINST / /            ABSTAIN / /

4. APPROVAL OF THE BUSINESS CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER

   FOR / /            AGAINST / /            ABSTAIN / /

5. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK, FOR APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN AND FOR APPROVAL OF THE BASES FOR CERTAIN ANNUAL BONUSES.


Dated                              , 1996                                        ----------------------------------------
      ----------------------------
                                                                                 ----------------------------------------
                                                                                 (Signature of Stockholder)
                                                                                 (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)
                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.

   PITTWAY CORPORATION          CLASS A       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK        Neison Harris, King Harris and James F. Vondrak (each
 Chicago, IL 60606-5802          PROXY        with full power of substitution) are hereby
-------------------------                     authorized to vote all the shares of Class A Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May 9,
                                              1996, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed below  / /            WITHHOLD AUTHORITY  / /
                                  (except as noted to the contrary below)       to vote for all nominees listed
                                                                                below

E. Barnett, E. Coolidge III and A. Downs
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK

   FOR / /            AGAINST / /            ABSTAIN / /

3. APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN

   FOR / /            AGAINST / /            ABSTAIN / /

4. APPROVAL OF THE BUSINESS CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER

   FOR / /            AGAINST / /            ABSTAIN / /

5. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK, FOR APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN AND FOR APPROVAL OF THE BASES FOR CERTAIN ANNUAL BONUSES.

Dated _____________________________, 1996                                        ________________________________________

                                                                                 ________________________________________
                                                                                        (Signature of Stockholder)

                                                                                    (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)

                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.

   PITTWAY CORPORATION          CLASS A       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   200 S. Wacker Drive           STOCK        Neison Harris, King Harris and James F. Vondrak (each
 Chicago, IL 60606-5802          PROXY        with full power of substitution) are hereby
-------------------------                     authorized to vote all the shares of Class A Stock
                                              which the undersigned would be entitled to vote if
                                              personally present at the annual meeting of
                                              stockholders of Pittway Corporation to be held on May 9,
                                              1996, and at any adjournment thereof as follows:

1. ELECTION OF DIRECTORS          FOR all nominees listed below  / /            WITHHOLD AUTHORITY  / /
                                  (except as noted to the contrary below)       to vote for all nominees listed
                                                                                below

E. Barnett, E. Coolidge III and A. Downs
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK

   FOR / /            AGAINST / /            ABSTAIN / /

3. APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN

   FOR / /            AGAINST / /            ABSTAIN / /

4. APPROVAL OF THE BUSINESS CRITERIA FOR CERTAIN ANNUAL BONUSES FOR THE COMPANY'S CHIEF EXECUTIVE OFFICER

   FOR / /            AGAINST / /            ABSTAIN / /

5. In their discretion upon such other business as may properly be brought before the meeting.

                          (continued on reverse side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN DIRECTED, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT INCREASING THE COMPANY'S AUTHORIZED STOCK, FOR APPROVAL OF THE PITTWAY CORPORATION 1996 DIRECTOR STOCK OPTION PLAN AND FOR APPROVAL OF THE BASES FOR CERTAIN ANNUAL BONUSES.

Dated _____________________________, 1996                                        ________________________________________

                                                                                 ________________________________________
                                                                                        (Signature of Stockholder)

                                                                                    (Please fill in, sign and date this proxy
                                                                                 and mail it in the envelope provided.)

                                                                                 IMPORTANT: Please sign exactly as your
                                                                                 name or names appear on the left. Joint
                                                                                 owners should each sign personally. If
                                                                                 you sign as agent or in any other
                                                                                 representative capacity, please state the
                                                                                 capacity in which you sign.